-1-

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                December 1, 2000
                _______________________________________________
                Date of Report (Date of earliest event reported)



                      Britton & Koontz Capital Corporation
                _______________________________________________
               (Exact Name of Registrant as Specified in Charter)





        Mississippi                0-22606                    64-0665423
 ___________________________      __________               _________________
(State or Other Jurisdiction     (Commission                (IRS Employer
       of Incorporation)         File Number)             Identification No.)





                                 500 Main Street
                           Natchez, Mississippi 39120
                     ______________________________________
                    (Address of Principal Executive Offices)




                                 (601) 445-5576
               __________________________________________________
               Registrant's telephone number, including area code





                                 Not applicable
           ___________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

         Britton & Koontz Capital Corporation (the "Registrant") is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 15, 2000 (the "Original Report") for the purpose of filing the financial statements of the business acquired and the pro forma financial information that were omitted from the Original Report as permitted by Items 7(a)(4) and 7(b)(2) of form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of the business acquired.


         The following tables contain Condensed Consolidated Financial Statements, including a balance sheet and a statement of income as of and for the period ended September 30, 2000, (Unaudited), and as of and for the period ended December 31, 1999.




                    LOUISIANA BANCSHARES, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                    SEPTEMBER 30 2000, AND DECEMBER 31, 1999

                                ($ in thousands)


                                                    SEPTEMBER 30,   DECEMBER 31,
                                                        2000            1999
                                                    (Unaudited)
                                                    -----------     -----------

ASSETS:

Cash and Due from Banks                             $    1,627      $    2,438
Interest Bearing Deposits Due from Banks                   588               -
Federal Funds Sold                                       4,325           6,700
Securities:
   Held to maturity                                        682             214
   Available For Sale                                    2,194           2,683
                                                    ----------      ----------
Total Securities                                         2,876           2,897
Loans, net of unearned interest                         31,522          30,005
Allowance for Loan Losses                                 (282)           (315)
                                                    ----------      ----------
Net Loans                                               31,240
Premises and Equipment, net                                692             726
Other Real Estate                                          476             298
Other assets                                               378             299
                                                    ----------      ----------
Total Assets                                        $   42,202      $   43,048
                                                    ==========      ==========
LIABILITIES:

Noninterest bearing Deposits                             6,191           4,908
Interest Bearing Deposits                               30,192          27,161
                                                    ----------      ----------
Total Deposits                                          36,383          32,069

Other Borrowed Funds                                     1,500           7,000
Other Liabilities                                          355             253
                                                    ----------      ----------
Total Liabilities                                       38,238          39,322
                                                    ----------      ----------
STOCKHOLDERS' EQUITY:

   Common Stock                                            305             305
   Surplus and Retained Earnings                         3,664           3,429
   Accumulated Other Comprehensive Income                   (5)             (8)
                                                    ----------      ----------
Total Stockholders' Equity                               3,964           3,726
                                                    ----------      ----------
Total Liabilities and Stockholders' Equity          $   42,202     $    43,048
                                                    ==========      ==========




                    LOUISIANA BANCSHARES, INC. AND SUBSIDIARY
                        CONSOLIDATED STATEMENT OF INCOME
                                FOR PERIODS ENDED

                                ($ in thousands)



                                                 SEPTEMBER 30,     DECEMBER 31,
                                                     2000             1999
                                                 (Unaudited)
                                                -------------     -----------


Interest Income:
   Interest and Fees on Loans                   $    2,248        $    2,958
   Interest and Dividends on Securities                107                75
   Other Interest Income                               259               350
                                                ----------        ----------
Total Interest Income                                2,614             3,383

Interest Expense:
   Interest on Deposits                              1,114             1,370
   Interest on Borrowed Funds                          134               230
                                                ----------        ----------
Total Interest Expense                               1,248             1,600

Net Interest Income                                  1,366             1,783
Provision for Loan Losses                                9                12
                                                ----------        ----------
Net Interest Income After Provision
      For Loan Losses                                1,357             1,771

Noninterest Income                                     107               170
Noninterest Expense                                  1,110             1,424
                                                ----------        ----------
Net Income Before Income Taxes                         354               517

Income Tax Expense                                     118               176
                                                ----------        ----------
Net Income                                      $      236        $      341
                                                ==========        ==========
Net income per share:
   Basic                                        $      .08        $      .11
   Diluted                                      $      .07        $      .10

Weighted Average common shares outstanding:
   Basic                                         3,051,907         3,051,907
   Diluted                                       3,499,600         3,499,600

(b)      Pro Forma financial information.


         The following tables contain Pro Forma Condensed Consolidated Financial Statements, including a balance sheet as of December 31, 1999 and September 30, 2000, and statements of income for the periods ended December 31, 1999 and September 30, 2000. These statements present on a pro forma basis historical results for the "Registrant" and Louisiana Bancshares, Inc. as though the merger had been consumated as of January 1, 1999.





                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                        FOR YEAR ENDED DECEMBER 31, 1999





                                                              Britton &     Louisiana        Pro Forma          Pro Forma
                                                               Koontz       Bancshares       Adjustments         Combined
                                                        ----------------------------------------------------------------------------
                                                                                     ($ in thousands)
ASSETS:
Cash and Due from Banks                                    $    5,450      $   2,438           $     -         $    7,888
Interest Bearing Deposits Due from Banks                          136              -                 -                136
Federal Funds Sold                                                875          6,700                 -              7,575
Securities:
   Held to maturity                                            46,553            214                 -             46,767
   Available For Sale                                           6,212          2,683                 -              8,895
                                                        ----------------------------------------------------------------------------
Total Securities                                               52,765          2,897                 -             55,662
                                                        ----------------------------------------------------------------------------
Loans, net of unearned interest                               139,977         30,005                 -            169,982
Allowance for Loan Losses                                        (836)          (315)                -             (1,151)
                                                        ----------------------------------------------------------------------------
Net Loans                                                     139,141         29,690                 -            168,831
                                                        ----------------------------------------------------------------------------
Premises and Equipment, net                                     6,216            726                 -              6,942
Other Real Estate                                                 103            298                 -                401
Other assets                                                    4,168            299                 -              4,467
                                                        ----------------------------------------------------------------------------
Total Assets                                               $  208,854      $  43,048           $     -         $  251,902
                                                        ============================================================================
Liabilities:
Noninterest bearing Deposits                                   25,572          4,908                 -             30,480
Interest Bearing Deposits                                     140,745         27,161                 -            167,906
                                                        ----------------------------------------------------------------------------
Total Deposits                                                166,317         32,069                 -            198,386
                                                        ----------------------------------------------------------------------------
Other Borrowed Funds                                           19,332          7,000                 -             26,332
Other Liabilities                                               3,053            253                 -              3,306
                                                        ----------------------------------------------------------------------------
Total Liabilities                                             188,702         39,322                 -            228,024
                                                        ----------------------------------------------------------------------------
Stockholders' Equity
   Common Stock                                                 4,418            305               499              5,222
   Surplus and Retained Earnings                               15,974          3,429              (499)            18,904
   Accumulated Other Comprehensive Income                        (240)            (8)                -               (248)
                                                        ----------------------------------------------------------------------------
Total Stockholders' Equity                                     20,152          3,726                 -             23,878
                                                        ----------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity                $   208,854      $  43,048           $     -         $  251,902
                                                        ============================================================================





                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                       FOR PERIOD ENDED DECEMBER 31, 1999





                                                                 Britton &        Louisiana        Pro Forma        Pro Forma
                                                                  Koontz         Bancshares       Adjustments       Combined
                                                         --------------------------------------------------------------------
                                                                                     ($ in thousands)

Interest Income:
   Interest and Fees on Loans                                   $  11,187        $   2,958       $        -        $  14,145
   Interest and Dividends on Securities                             2,875               75                -            2,950
   Other Interest Income                                               44              350                -              394
                                                         -------------------------------------------------------------------
Total Interest Income                                              14,106            3,383                -           17,489
                                                         -------------------------------------------------------------------
Interest Expense:
   Interest on Deposits                                             5,287            1,370                -            6,657
   Interest on Borrowed Funds                                         574              230                -              804
                                                         --------------------------------------------------------------------
Total Interest Expense                                              5,861            1,600                -            7,461
                                                         --------------------------------------------------------------------
Net Interest Income                                                 8,245            1,783                -           10,028
Provision for Loan Losses                                             275               12                -              287
                                                         --------------------------------------------------------------------
Net Interest Income After Provision
      For Loan Losses                                               7,970            1,771                -            9,741

Noninterest Income                                                  1,718              170                -            1,888
Noninterest Expense                                                 6,354            1,424                -            7,778
                                                         --------------------------------------------------------------------
Net Income Before Income Taxes                                      3,334              517                -            3,851

Income Tax Expense                                                  1,114              176                -            1,290
                                                         --------------------------------------------------------------------
Net Income                                                      $   2,220        $     341       $        -        $   2,561
                                                         ====================================================================
Net income per share:
   Basic                                                        $    1.26        $    0.11       $    (0.14)       $    1.23
                                                         ====================================================================
   Diluted                                                      $    1.26        $    0.10       $    (0.14)       $    1.22
                                                         ====================================================================
Weighted Average common shares outstanding:
   Basic                                                        1,767,064        3,051,907       (2,730,236)       2,088,735
                                                         ====================================================================
   Diluted                                                      1,767,064        3,499,600       (3,159,531)       2,107,133
                                                         ====================================================================


                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                       FOR PERIOD ENDED SEPTEMBER 30, 2000

                                   (Unaudited)




                                                             Britton &      Louisiana        Pro Forma        Pro Forma
                                                              Koontz        Bancshares       Adjustments      Combined
                                                        ----------------------------------------------------------------------------
                                                                                     ($ in thousands)
ASSETS:
Cash and Due from Banks                                    $   5,373      $   1,627          $      -        $    7,000
Interest Bearing Deposits Due from Banks                         239            588                 -               827
Federal Funds Sold                                                 -          4,325                 -             4,325
Securities:
   Held to maturity                                           54,791            682                 -            55,473
   Available For Sale                                          6,592          2,194                 -             8,786
                                                        ----------------------------------------------------------------------------
Total Securities                                              61,383          2,876                 -            64,259
                                                        ----------------------------------------------------------------------------
Loans, net of unearned interest                              162,333         31,522                 -           193,855
Allowance for Loan Losses                                     (1,026)          (282)                -            (1,308)
                                                        ----------------------------------------------------------------------------
Net Loans                                                    161,307         31,240                 -           192,547
                                                        ----------------------------------------------------------------------------
Premises and Equipment, net                                    6,443            692                 -             7,135
Other Real Estate                                                 59            476                 -               535
Other assets                                                   4,873            378                 -             5,251
                                                        ----------------------------------------------------------------------------
Total Assets                                               $ 239,677      $  42,202          $      -        $  281,879
                                                        ============================================================================
LIABILITIES:
Noninterest bearing Deposits                                  25,892          6,191                 -            32,083
Interest Bearing Deposits                                    155,636         30,192                 -           185,828
                                                        ----------------------------------------------------------------------------
Total Deposits                                               181,528         36,383                 -           217,911
                                                        ----------------------------------------------------------------------------

Other Borrowed Funds                                          33,118          1,500                 -            34,618
Other Liabilities                                              3,781            355                 -             4,136
                                                        ----------------------------------------------------------------------------
Total Liabilities                                            218,427         38,238                 -           256,665
                                                        ----------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
   Common Stock                                                4,418            305               499             5,222
   Surplus and Retained Earnings                              17,259          3,664              (499)           20,424
   Accumulated Other Comprehensive Income                       (170)            (5)                -              (175)
                                                        ----------------------------------------------------------------------------
                                                              21,507          3,964                 -            25,471
 Less: Treasury Stock purchased at cost                         (257)             -                 -              (257)
                                                        ----------------------------------------------------------------------------
Total Stockholders' Equity                                    21,250              -                 -            25,214

Total Liabilities and Stockholders' Equity                $  239,677     $   42,202          $      -        $  281,879
                                                        ============================================================================











                   PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                       FOR PERIOD ENDED SEPTEMBER 30, 2000

                                   (Unaudited)



                                                                 Britton &        Louisiana        Pro Forma        Pro Forma
                                                                  Koontz         Bancshares       Adjustments       Combined
                                                         --------------------------------------------------------------------
                                                                                     ($ in thousands)
Interest Income:
   Interest and Fees on Loans                                   $  10,177        $   2,248        $       -        $  12,425
   Interest and Dividends on Securities                             3,030              107                -            3,137
   Other Interest Income                                               15              259                -              274

                                                         --------------------------------------------------------------------
Total Interest Income                                              13,222            2,614                -           15,836
                                                         --------------------------------------------------------------------
Interest Expense:
   Interest on Deposits                                             5,301            1,114                -            6,415
   Interest on Borrowed Funds                                       1,007              134                -            1,141
                                                         --------------------------------------------------------------------
Total Interest Expense                                              6,308            1,248                -            7,556
                                                         --------------------------------------------------------------------
Net Interest Income                                                 6,914            1,366                -            8,280

Provision for Loan Losses                                             250                9                -              259
                                                         --------------------------------------------------------------------
Net Interest Income After Provision
      For Loan Losses                                               6,664            1,357                -            8,021

Noninterest Income                                                  1,418              107                -            1,525
Noninterest Expense                                                 5,362            1,110                -            6,472
                                                         --------------------------------------------------------------------
Net Income Before Income Taxes                                      2,720              354                -            3,074

Income Tax Expense                                                    908              118                -            1,026
                                                         --------------------------------------------------------------------
Net Income                                                      $   1,812        $     236        $       -        $   2,048
                                                         ====================================================================
Net income per share:
   Basic                                                        $    1.03        $    0.08        $   (0.03)       $    1.08
                                                         ====================================================================
   Diluted                                                      $    1.03        $    0.07        $   (0.04)       $    1.06
                                                         ====================================================================
Weighted Average common shares outstanding:
   Basic                                                        1,757,613        3,051,907       (2,720,847)       2,088,673
                                                         ====================================================================
   Diluted                                                      1,757,613        3,499,600       (3,140,331)       2,116,882
                                                         ====================================================================





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BRITTON & KOONTZ CAPITAL CORPORATION



Date: February 15, 2001                  By:/s/ W. Page Ogden
                                         ---------------------------
                                         W. Page Ogden,
                                         President and C.E.O.